UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 27, 2025

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2025, Amphenol Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Mizuho Securities USA LLC and BofA Securities, Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to the offer and sale of $500,000,000 aggregate principal amount of floating rate senior notes due 2027 (the “floating rate notes”), $750,000,000 aggregate principal amount of senior notes due 2027 (the “2027 notes”), $750,000,000 aggregate principal amount of senior notes due 2028 (the “2028 notes”), $1,000,000,000 aggregate principal amount of senior notes due 2030 (the “2030 notes”), $1,250,000,000 aggregate principal amount of senior notes due 2033 (the “2033 notes”), $1,600,000,000 aggregate principal amount of senior notes due 2036 (the “2036 notes”) and $1,650,000,000 aggregate principal amount of senior notes due 2055 (the “2055 notes”, and together with the floating rate notes, the 2027 notes, the 2028 notes, the 2030 notes, the 2033 notes and the 2036 notes, the “Notes”). The closing of the offerings is expected to occur on November 10, 2025, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is filed herewith for purposes of incorporation by reference into the Company’s Registration Statement (No. 333-270605).

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On October 27, 2025, the Company issued a press release announcing the pricing of each series of the Notes, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 27, 2025, by and between the Company and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Mizuho Securities USA LLC and BofA Securities, Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to the offer and sale of $500,000,000 aggregate principal amount of the floating rate notes, $750,000,000 aggregate principal amount of the 2027 notes, $750,000,000 aggregate principal amount of the 2028 notes, $1,000,000,000 aggregate principal amount of the 2030 notes, $1,250,000,000 aggregate principal amount of the 2033 notes, $1,600,000,000 aggregate principal amount of the 2036 notes and $1,650,000,000 aggregate principal amount of the 2055 notes.
99.1	Press Release of the Company, dated October 27, 2025, relating to the pricing of the Notes.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

Date: October 28, 2025	By:	/s/ Craig A. Lampo
		Name:	Craig A. Lampo
		Title:	Senior Vice President and Chief Financial Officer

[Amphenol – Signature Page to 8-K (Pricing)]